FOR IMMEDIATE RELEASE

VSB BANCORP, INC. SHAREHOLDERS APPROVE
MERGER WITH NORTHFIELD BANCORP, INC.

WOODBRIDGE, N.J. and STATEN ISLAND, N.Y., June 24, 2020 (GLOBE NEWSWIRE) -- Northfield Bancorp, Inc. (Nasdaq: NFBK) (“Northfield”), parent company of Northfield Bank, and VSB Bancorp, Inc. (OTCQX: VSBN) (“Victory”), parent company of Victory State Bank, jointly announced that at a special meeting held on June 23, 2020, Victory shareholders approved the proposed Agreement and Plan of Merger providing for the merger of Victory with and into Northfield.

Northfield’s President and CEO, Steven M. Klein, commented, “The combination of Northfield and Victory demonstrates our shared commitment to bringing two locally grown community banks together to serve the Staten Island community.”

"The strong shareholder support we received for this partnership supports the opportunity we see to add value for our employees, customers, community, and shareholders,” added Ralph M. Branca, Victory’s President and CEO.

“The merger of the two companies will generate synergies for both our customers and shareholders alike,” noted Joseph J. LiBassi, Chairman of the Board of VSB Bancorp.

The merger is expected to occur on or about the close of business on July 1, 2020, and based on such closing date, each share of Victory common stock will be exchanged for 2.0463 shares of Northfield common stock with fractional shares paid out in cash. Victory customers will continue to be able to bank with Victory as they always have, and will receive information on the system integration process in the coming weeks.

About Northfield Bank
Northfield Bank, founded in 1887, currently operates 37 full-service banking offices in Staten Island and Brooklyn, New York, and Mercer, Middlesex, Hunterdon and Union counties, New Jersey.  For more information about Northfield Bank, please visit www.eNorthfield.com.

About Victory State Bank
Victory State Bank began operations in 1997, and operates six full-service locations in Staten Island. For more information about Victory, please visit www.victorystatebank.com.

Forward-Looking Statements: This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Northfield and Victory, including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) Northfield’s and Victory’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," or words of similar meaning.  These forward-looking statements are based upon the current beliefs and expectations of Northfield’s and Victory’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Northfield and Victory may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss, and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) adverse governmental or regulatory policies may be enacted; (5) the interest rate environment may further compress margins and adversely affect net interest income; (6) the risks associated with continued diversification of assets and adverse changes to credit quality; (7) difficulties associated with achieving expected future financial results; (8) competition from other financial services companies in Northfield’s and Victory’s markets; and (9) the risk of an economic slowdown that would adversely affect credit quality and loan originations, including those related to COVID-19.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Northfield’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov).  All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Northfield or Victory or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  Except as required by law, Northfield and Victory do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Company Contact:
Northfield Bancorp, Inc.
Steven M. Klein
President & Chief Executive Officer
Tel: (732) 499-7200

Company Contact:
VSB Bancorp, Inc.
Ralph M. Branca
President & CEO
Tel: (718) 979-1100